Third Quarter 2023 Earnings Conference Call FTI Consulting, Inc. October 26, 2023 Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, initiatives, projections, prospects, policies and practices, objectives, goals, commitments, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new or changes to laws and regulations, including U.S. and foreign tax laws, environmental, social and governance ("ESG")-related issues, climate change-related matters, scientific and technological developments, and other information that is not historical, including statements regarding estimates of our future financial results. When used in this press release, words such as "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "commits," "aspires," "forecasts," "future," "goal," "seeks" and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our actual financial results, performance or achievements and outcomes could differ materially from those expressed in, or implied by, any forward-looking statements. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Any references to standards of measurement and performance made regarding our climate change-, ESG- or other sustainability-related plans, goals, commitments, intentions, aspirations, forecasts or projections, or expectations are developing and based on assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s plans, expectations, intentions, aspirations, beliefs, goals, estimates, forecasts and projections, including any that are ESG- or sustainability-related, will result or be achieved. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer; the mix of the geographic locations where our clients are located or where services are performed; fluctuations in the price per share of our common stock; adverse financial, real estate or other market and general economic conditions; the impact of the COVID-19 pandemic or any future public health crisis, and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business differently and adversely; and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control; the pace and timing of the consummation and integration of future acquisitions; the Company’s ability to realize cost savings and efficiencies; competitive and general economic conditions; retention of staff and clients; new laws and regulations or changes thereto; and other risks described under the heading "Item 1A, Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and in the Company’s other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Third Quarter 2023: Financial Review   Consolidated Results Q3 2023 Q2 2023 % Variance Q3 2022 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q3 2023 vs. Q3 2022 Revenues $893,261 $864,591 3.3% $775,865 15.1% 13.6% Net income $83,317 $62,395 33.5% $77,267 7.8% Earnings per Diluted Share $2.34 $1.75 33.7% $2.15 8.8% Adjusted Earnings per Diluted Share (1) $2.34 $1.75 33.7% $2.15 8.8% Adjusted EBITDA (1) $118,748 $100,230 18.5% $98,974 20.0% Adjusted EBITDA Margin (1) 13.3% 11.6% — 12.8% — Segment Results Corporate Finance & Restructuring (2) Revenues $347,560 $317,912 9.3% $282,029 23.2% 22.2% Adjusted Segment EBITDA $68,094 $45,510 49.6% $53,519 27.2% Adjusted Segment EBITDA Margin 19.6% 14.3% — 19.0% — Forensic and Litigation Consulting (2) Revenues $166,137 $164,760 0.8% $143,289 15.9% 15.3% Adjusted Segment EBITDA $21,480 $25,598 -16.1% $16,175 32.8% Adjusted Segment EBITDA Margin 12.9% 15.5% — 11.3% — Economic Consulting Revenues $193,866 $201,822 -3.9% $193,183 0.4% -1.8% Adjusted Segment EBITDA $27,756 $35,523 -21.9% $32,913 -15.7% Adjusted Segment EBITDA Margin 14.3% 17.6% — 17.0% — Technology Revenues $98,860 $97,444 1.5% $84,915 16.4% 14.7% Adjusted Segment EBITDA $14,873 $20,087 -26.0% $13,213 12.6% Adjusted Segment EBITDA Margin 15.0% 20.6% — 15.6% — Strategic Communications Revenues $86,838 $82,653 5.1% $72,449 19.9% 16.7% Adjusted Segment EBITDA $13,454 $12,263 9.7% $12,947 3.9% Adjusted Segment EBITDA Margin 15.5% 14.8% — 17.9% —   All numbers in $000s, except for per share data and percentages (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure. (2) Effective July 1, 2023, FTI Consulting transferred 127 billable professionals in the Company’s health solutions practice within the Company’s Forensic and Litigation Consulting segment to the Company’s Corporate Finance & Restructuring segment and 83 billable professionals remained in the Forensic and Litigation Consulting segment. Corporate Finance & Restructuring and Forensic and Litigation Consulting segment information for the prior periods presented have been recast to conform to the current period presentation reflected in FTI Consulting’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the Securities and Exchange Commission on October 26, 2023.

Cash Position and Capital Allocation Snapshot As of September 30, 2023, June 30, 2023 and September 30, 2022 (1)DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2)Total debt excludes the impact of unamortized deferred issuance costs related to our 2.0% convertible senior notes due 2023 (“2023 Convertible Notes”). (3)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of September 30, 2023 As of June 30, 2023 As of September 30, 2022 Cash and cash equivalents $201,148 $203,539 $327,047 Accounts receivable, net $1,207,016 $1,138,061 $947,993 Days Sales Outstanding ("DSO") (1) 114 111 106 Net cash provided by (used in) operating activities $106,675 $(10,994) $128,292 Purchases of property and equipment $(14,199) $(11,052) $(13,316) Purchase and retirement of common stock $— $— $(20,432) Total Debt (2) $285,000 $340,757 $316,222 Free Cash Flow (3) $92,476 $(22,046) $114,976

Three Months Ended September 30, 2023 and June 30, 2023 Reconciliations of Net Income and Operating Income to Adjusted EBITDA All numbers in $000s Three Months Ended September 30, 2023   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $83,317 Interest income and other (5,147) Interest expense 4,474 Income tax provision 24,385 Operating income $64,633 $19,708 $26,293 $11,481 $12,503 $(27,589) $107,029 Depreciation and amortization 2,414 1,548 1,463 3,392 882 680 10,379 Amortization of intangible assets 1,047 224 — — 69 — 1,340 Adjusted EBITDA (1) $68,094 $21,480 $27,756 $14,873 $13,454 $(26,909) $118,748 Three Months Ended June 30, 2023   Corporate Finance & Restructuring (2) Forensic and Litigation Consulting (2) Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $62,395 Interest income and other 584 Interest expense 3,022 Income tax provision 22,708 Operating income $42,116 $23,885 $34,024 $16,432 $11,278 $(39,026) $88,709 Depreciation and amortization 2,284 1,490 1,499 3,655 901 275 10,104 Amortization of intangible assets 1,110 223 — — 84 — 1,417 Adjusted EBITDA (1) $45,510 $25,598 $35,523 $20,087 $12,263 $(38,751) $100,230 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. (2) Effective July 1, 2023, FTI Consulting transferred 127 billable professionals in the Company’s health solutions practice within the Company’s Forensic and Litigation Consulting segment to the Company’s Corporate Finance & Restructuring segment and 83 billable professionals remained in the Forensic and Litigation Consulting segment. Corporate Finance & Restructuring and Forensic and Litigation Consulting segment information for the prior periods presented have been recast to conform to the current period presentation reflected in FTI Consulting’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the Securities and Exchange Commission on October 26, 2023.

Three Months Ended September 30, 2022 Reconciliations of Net Income and Operating Income to Adjusted EBITDA All numbers in $000s Three Months Ended September 30, 2022   Corporate Finance & Restructuring (2) Forensic and Litigation Consulting (2) Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $77,267 Interest income and other (7,771) Interest expense 2,378 Income tax provision 15,836 Operating income $49,865 $14,653 $31,674 $9,833 $12,155 $(30,470) $87,710 Depreciation and amortization 1,745 1,280 1,239 3,380 629 676 8,949 Amortization of intangible assets 1,909 242 — — 163 1 2,315 Adjusted EBITDA (1) $53,519 $16,175 $32,913 $13,213 $12,947 $(29,793) $98,974 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. (2) Effective July 1, 2023, FTI Consulting transferred 127 billable professionals in the Company’s health solutions practice within the Company’s Forensic and Litigation Consulting segment to the Company’s Corporate Finance & Restructuring segment and 83 billable professionals remained in the Forensic and Litigation Consulting segment. Corporate Finance & Restructuring and Forensic and Litigation Consulting segment information for the prior periods presented have been recast to conform to the current period presentation reflected in FTI Consulting’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the Securities and Exchange Commission on October 26, 2023.

Three Months Ended September 30, 2023, June 30, 2023 and September 30, 2022 Reconciliations of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended September 30, 2023 Three Months Ended June 30, 2023 Three Months Ended September 30, 2022 Net cash provided by (used in) operating activities $106,675 $(10,994) $128,292 Purchases of property and equipment (14,199) (11,052) (13,316) Free Cash Flow (1) $92,476 $(22,046) $114,976

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by (used in) operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows.

Third Quarter 2023: Select Geographic Review Consolidated Revenues by Region Region Q3 2023 Q2 2023 % Variance Q3 2022 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q3 2023 vs. Q3 2022 North America $581,039 $562,306 3.3% $518,965 12.0% 12.0% EMEA $247,387 $236,511 4.6% $195,069 26.8% 20.2% Asia Pacific $52,380 $53,067 -1.3% $53,428 -2.0% 0.1% Latin America $12,455 $12,707 -2.0% $8,403 48.2% 41.8% Percentage of Consolidated Revenues by Region Region Q3 2023 Q2 2023 Q3 2022 North America 65.0% 65.0% 66.9% EMEA 27.7% 27.4% 25.1% Asia Pacific 5.9% 6.1% 6.9% Latin America 1.4% 1.5% 1.1% All numbers in $000s, except for percentages

Third Quarter 2023

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